UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



===============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
               (Date of earliest event reported) February 3, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On February 3, 2004, General Motors Corporation (GM) issued a news release announcing January 2004 sales. The release is as follows:

GM Reports January Sales of 299,050, Down 2 Percent
Record Sport Utility Sales Up 27 Percent
GMC Continues Strong Sales Performance With Another Monthly Record


DETROIT - General Motors dealers sold 299,050 new cars and trucks in January, down 2 percent compared to January 2003. GM's truck sales (174,597) were up 13 percent. Car sales (124,453) were down 17 percent.

"January sales results were below expectations. While we had good results in some divisions with sales increases at Chevrolet, GMC and Cadillac, a new industry record in sport utility sales and strong truck sales overall, car sales and sales in certain regions were disappointing," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "However, we're beginning our launch of 29 new vehicles this year, including the Chevrolet Equinox, Cadillac STS, Saturn ION Coupe Redline and Pontiac G6, and we expect these vehicles to further build on the momentum we achieved during the second half of 2003."

GM Truck Sales

GM's industry-leading truck lineup posted healthy sales in January. Total truck sales were up 13 percent, and sales of sport utility vehicles (89,965) were up 27 percent, setting a new January record. Full-size pickup sales (59,104) increased 15 percent. Chevrolet full-size pickup sales (47,041) improved 14 percent, and GMC Sierra sales (12,063) were 17 percent above year-ago levels. Deliveries of large utilities (32,524) improved 50 percent, paced by Chevrolet Tahoe (13,395), up 50 percent and GMC Yukon (6,532), up 77 percent.

GM Car Sales

GM's overall car sales declined 17 percent in January, although key luxury models continued to perform well. Cadillac CTS had 3,278 deliveries, up 12 percent and a monthly record. Chevrolet Corvette sales (2,986) were up 96 percent. Additionally, key new products such as the Cadillac XLR, Chevrolet Malibu, SSR and Aveo and Pontiac GTO are continuing to ramp up.

Divisional Highlights

Chevrolet - Chevrolet had a solid sales performance in January with 167,199 deliveries, 8 percent above last year. Truck deliveries (112,387) were up 10 percent, led by Silverado (40,966), with a 9 percent improvement and Tahoe (13,395), which was up 50 percent. Other Chevrolet trucks with sales increases included Avalanche (6,075), up 65.5 percent, TrailBlazer (20,274) with a 24.5 percent improvement and Suburban (8,373), up 32 percent. Impala had record sales of 19,161 units, a 10 percent increase over last year. SSR sales (948) continued to build with its third consecutive month of sales improvements.

Cadillac - Cadillac sales in January (14,761) were up 1 percent compared to last year. Truck sales established a new January record (5,234), up 77 percent. Continuing strong sales of the Escalade portfolio (3,727) resulted in a 26 percent improvement over last year. Escalade ESV set a monthly record with 787 deliveries, up 99 percent. EXT also had record monthly sales with 722 deliveries, a 5 percent increase. CTS sales improved 12 percent with 3,278 deliveries, setting a January record. The XLR, Cadillac's latest entry into the luxury car market, continues to garner very favorable reactions from consumers, dealers and the press.

GMC - GMC continued its strong sales performance establishing a new January record with 38,902 deliveries, a 33 percent increase. Sierra sales (12,063) were up 17 percent. Other GMC trucks that had sales improvements included Envoy (10,004) with a 38 percent increase; Yukon (6,532), up 77 percent and a new January record; and Yukon XL (4,224), which improved 59 percent.

HUMMER - HUMMER's January sales were 1,927 units. H2 sales (1,897) were affected by low stock due to an exceptionally high level of H2 sales in December 2003.

Pontiac - Grand Prix deliveries totaled 10,873, up 6 percent over last year. GTO sold 476 vehicles in January.

Saturn - VUE sales were 5,589, representing a 31 improvement over year-ago levels and a new monthly record. ION sales (7,460) were up 33 percent.

Certified Used Vehicles

Across all GM certified brands, January sales were 42,147 units, up 15 percent from 2003.

GM Certified Used Vehicles, the top selling manufacturer-certified brand, had strong January sales of 35,390 units, an increase of 15 percent over January 2003. Cadillac Certified Pre-Owned Vehicles had sales of 2,875 units in January, up 18 percent. Saturn Certified sold 3,123 units, a 10 percent improvement. Saab Certified Pre-Owned Vehicles had 759 deliveries, up 52 percent.

"GM Certified Used Vehicles had a strong start to 2004 with robust January sales, the second-highest monthly sales performance ever for the certified segment," Smith said. "Each of the GM certified brands, including Cadillac, Saab and Saturn, posted double-digit increases for the month."

GM North America Announces January Production Results; 2004 First-Quarter Production Forecast Remains Unchanged

In January, GM North America produced 380,500 vehicles (144,500 cars and 236,000 trucks), compared to 484,000 vehicles (216,000 cars and 268,000 trucks) produced in January 2003. Production totals include joint venture production of approximately 11,500 vehicles in January and 15,500 vehicles in January 2003.

In addition, GM's current first-quarter production forecast for North America remains unchanged at 1.35 million vehicles (533,000 cars and 817,000 trucks). In the first quarter of 2003, GM built 1.451 million vehicles (591,000 cars and 860,000 trucks).

GM also announced current first-quarter production estimates for its international regions:

GM Europe - The region's 2004 current first-quarter production estimate is 468,000 vehicles, down 2,000 vehicles from last month's forecast. In the first quarter of 2003, the region built 491,000 vehicles.

GM Asia Pacific - The region's current 2004 first-quarter production forecast is 116,000 vehicles, down 6,000 vehicles from last month's guidance. In the first quarter of 2003, the region built 77,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2004 first-quarter production forecast is 157,000 vehicles, down 12,000 vehicles from last month's estimate of 169,000 vehicles. In the first quarter of 2003, the region built 127,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in 192 countries. In 2003, GM sold nearly
8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                              January                January - January
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total        299,050   293,086   -1.9       299,050     293,086   -1.9
-------------------------------------------------------------------------------
Car Total            124,453   144,475  -17.2       124,453     144,475  -17.2
-------------------------------------------------------------------------------
Truck Total          174,597   148,611   13.0       174,597     148,611   13.0
-------------------------------------------------------------------------------
Light Truck Total    171,939   146,562   12.8       171,939     146,562   12.8
-------------------------------------------------------------------------------
Light Vehicle Total  296,392   291,037   -2.1       296,392     291,037   -2.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
       Market Division
        Vehicle Total
                                                    Calendar Year-to-Date
                              January                January - January
                      ---------------------------------------------------------
                                         % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                 21,505    29,692  -30.4        21,505      29,692  -30.4
Cadillac              14,761    14,054    1.0        14,761      14,054    1.0
Chevrolet            167,199   149,257    7.7       167,199     149,257    7.7
GMC                   38,902    28,207   32.6        38,902      28,207   32.6
HUMMER                 1,927     2,857  -35.1         1,927       2,857  -35.1
Oldsmobile             4,201     9,058  -55.4         4,201       9,058  -55.4
Other - Isuzu            858       756    9.1           858         756    9.1
Pontiac               33,071    35,636  -10.8        33,071      35,636  -10.8
Saab                   1,647     2,551  -37.9         1,647       2,551  -37.9
Saturn                14,979    21,018  -31.5        14,979      21,018  -31.5
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  120,771   141,922  -18.2       120,771     141,922  -18.2
-------------------------------------------------------------------------------
Light Truck          171,939   146,562   12.8       171,939     146,562   12.8
-------------------------------------------------------------------------------

Twenty-six selling days for the January period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2004
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                January                January - January
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D)  26       25                    26          25
-------------------------------------------------------------------------------
Century                6,794    13,820  -52.7         6,794      13,820  -52.7
LeSabre                6,537     6,941   -9.4         6,537       6,941   -9.4
Park Avenue            1,194     1,660  -30.8         1,194       1,660  -30.8
Regal                    798     1,298  -40.9           798       1,298 -40.9
    Buick Total       15,323    23,719  -37.9        15,323      23,719  -37.9
-------------------------------------------------------------------------------
Catera                     0         2  ***.*             0           2  ***.*
CTS                    3,278     2,816   11.9         3,278       2,816   11.9
DeVille                5,601     5,940   -9.3         5,601       5,940   -9.3
Eldorado                   0        72  ***.*             0          72  ***.*
Seville                  421     2,387  -83.0           421       2,387  -83.0
XLR                      227         0  ***.*           227           0  ***.*
    Cadillac Total     9,527    11,217  -18.3         9,527      11,217  -18.3
-------------------------------------------------------------------------------
Aveo                   1,559         0  ***.*         1,559           0  ***.*
Camaro                     7       211  -96.8             7         211  -96.8
Cavalier              11,841    16,992  -33.0        11,841      16,992  -33.0
Classic                7,290         0  ***.*         7,290           0  ***.*
Corvette               2,986     1,468   95.6         2,986       1,468   95.6
Impala                19,161    16,735   10.1        19,161      16,735   10.1
Lumina                     0         0  ***.*             0           0  ***.*
Malibu                 7,157    11,234  -38.7         7,157      11,234  -38.7
Metro                      0         0  ***.*             0           0  ***.*
Monte Carlo            3,863     4,146  -10.4         3,863       4,146  -10.4
Prizm                      0        -1  ***.*             0          -1  ***.*
SSR                      948         0  ***.*           948           0  ***.*
    Chevrolet Total   54,812    50,785    3.8        54,812      50,785    3.8
-------------------------------------------------------------------------------
Alero                  3,534     6,936  -51.0         3,534       6,936  -51.0
Aurora                    33       314  -89.9            33         314  -89.9
Intrigue                   4       128  -97.0             4         128  -97.0
    Oldsmobile Total   3,571     7,378  -53.5         3,571       7,378  -53.5
-------------------------------------------------------------------------------
Bonneville             2,803     1,346  100.2         2,803       1,346  100.2
Firebird                   6       185  -96.9             6         185  -96.9
Grand Am              11,620    12,029   -7.1        11,620      12,029   -7.1
Grand Prix            10,873     9,889    5.7        10,873       9,889    5.7
GTO                      476         0  ***.*           476           0  ***.*
Sunfire                1,761     3,378  -49.9         1,761       3,378  -49.9
Vibe                   2,644     5,070  -49.9         2,644       5,070  -49.9
    Pontiac Total     30,183    31,897   -9.0        30,183      31,897   -9.0
-------------------------------------------------------------------------------
9-3                    1,220     1,779  -34.1         1,220       1,779  -34.1
9-5                      427       772  -46.8           427         772  -46.8
    Saab Total         1,647     2,551  -37.9         1,647       2,551  -37.9
-------------------------------------------------------------------------------
ION                    7,460     5,386   33.2         7,460       5,386   33.2
Saturn L Series        1,930     8,757  -78.8         1,930       8,757  -78.8
Saturn S Series            0     2,785  ***.*             0       2,785  ***.*
    Saturn Total       9,390    16,928  -46.7         9,390      16,928  -46.7
-------------------------------------------------------------------------------
    GM Total         124,453   144,475  -17.2       124,453     144,475  -17.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
--------------------------------------------------------------------------------
GM North America *   120,771   141,922  -18.2       120,771     141,922  -18.2
-------------------------------------------------------------------------------
GM Import              3,682     2,553   38.7         3,682       2,553   38.7
-------------------------------------------------------------------------------
    GM Total         124,453   144,475  -17.2       124,453     144,475  -17.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2004
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                January                January - January
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D)  26       25                    26          25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           15,323    23,719  -37.9        15,323      23,719  -37.9
Cadillac Total         9,527    11,215  -18.3         9,527      11,215  -18.3
Chevrolet Total       53,253    50,785    0.8        53,253      50,785    0.8
Oldsmobile Total       3,571     7,378  -53.5         3,571       7,378  -53.5
Pontiac Total         29,707    31,897  -10.4        29,707      31,897  -10.4
Saturn Total           9,390    16,928  -46.7         9,390      16,928  -46.7
    GM North America
      Total*         120,771   141,922  -18.2       120,771     141,922  -18.2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Cadillac Total             0         2  ***.*             0           2  ***.*
Chevrolet Total        1,559         0  ***.*         1,559           0  ***.*
Pontiac Total            476         0  ***.*           476           0  ***.*
Saab Total             1,647     2,551  -37.9         1,647       2,551  -37.9
    GM Import
      Total            3,682     2,553   38.7         3,682       2,553   38.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           21,505    29,692  -30.4        21,505      29,692  -30.4
Cadillac Total        14,761    14,054    1.0        14,761      14,054    1.0
Chevrolet Total      167,199   149,257    7.7       167,199     149,257    7.7
GMC Total             38,902    28,207   32.6        38,902      28,207   32.6
HUMMER Total           1,927     2,857  -35.1         1,927       2,857  -35.1
Oldsmobile Total       4,201     9,058  -55.4         4,201       9,058  -55.4
Other-Isuzu Total        858       756    9.1           858         756    9.1
Pontiac Total         33,071    35,636  -10.8        33,071      35,636  -10.8
Saab Total             1,647     2,551  -37.9         1,647       2,551  -37.9
Saturn Total          14,979    21,018  -31.5        14,979      21,018  -31.5
    GM Total         299,050   293,086   -1.9       299,050     293,086   -1.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2004
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                January                January - January
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D)  26       25                    26          25
-------------------------------------------------------------------------------
Rainier                1,222         0  ***.*         1,222           0  ***.*
Rendezvous             4,960     5,973  -20.2         4,960       5,973  -20.2
    Total Buick        6,182     5,973   -0.5         6,182       5,973   -0.5
-------------------------------------------------------------------------------
Escalade               2,218     1,796   18.7         2,218       1,796   18.7
Escalade ESV             787       380   99.1           787         380   99.1
Escalade EXT             722       661    5.0           722         661    5.0
SRX                    1,507         0  ***.*         1,507           0  ***.*
    Total Cadillac     5,234     2,837   77.4         5,234       2,837   77.4
-------------------------------------------------------------------------------
Astro                  2,236     2,040    5.4         2,236       2,040    5.4
C/K Suburban(Chevy)    8,373     6,110   31.8         8,373       6,110   31.8
Chevy C/T Series          16        97  -84.1            16          97  -84.1
Chevy W Series           128       131   -6.0           128         131   -6.0
Colorado               3,016         0  ***.*         3,016           0  ***.*
Express Cutaway/G Cut  1,050       942    7.2         1,050         942    7.2
Express Panel/G Van    4,469     3,457   24.3         4,469       3,457   24.3
Express/G Sportvan       888       819    4.3           888         819    4.3
Kodiak 4/5 Series        398       335   14.2           398         335   14.2
Kodiak 6/7/8 Series      186       105   70.3           186         105   70.3
S/T Blazer             3,212     3,900  -20.8         3,212       3,900  -20.8
S/T Pickup             1,832     9,823  -82.1         1,832       9,823  -82.1
Tahoe                 13,395     8,598   49.8        13,395       8,598   49.8
Tracker                3,065     2,388   23.4         3,065       2,388   23.4
TrailBlazer           20,274    15,663   24.5        20,274      15,663   24.5
Venture                2,808     4,447  -39.3         2,808       4,447  -39.3
................................................................................
    Avalanche          6,075     3,529   65.5         6,075       3,529   65.5
    Silverado-C/K
      Pickup          40,966    36,088    9.2        40,966      36,088    9.2
Chevrolet Fullsize
    Pickups           47,041    39,617   14.2        47,041      39,617   14.2
................................................................................
    Chevrolet Total  112,387    98,472    9.7       112,387      98,472    9.7
-------------------------------------------------------------------------------
Canyon                   775         0  ***.*           775           0  ***.*
Envoy                 10,004     6,985   37.7        10,004       6,985   37.7
GMC C/T Series            36       159  -78.2            36         159  -78.2
GMC W Series             268       221   16.6           268         221   16.6
S/T Jimmy                  0         7  ***.*             0           7  ***.*
Safari (GMC)             518       833  -40.2           518         833  -40.2
Savana Panel/G Classic 1,367       961   36.8         1,367         961   36.8
Savana Special/G Cut   1,587       432  253.2         1,587         432  253.2
Savana/Rally             156       132   13.6           156         132   13.6
Sierra                12,063     9,947   16.6        12,063       9,947   16.6
Sonoma                   604     2,182  -73.4           604       2,182  -73.4
Topkick 4/5 Series       445       138  210.1           445         138  210.1
Topkick 6/7/8 Series     323       107  190.3           323         107  190.3
Yukon                  6,532     3,555   76.7         6,532       3,555   76.7
Yukon XL               4,224     2,548   59.4         4,224       2,548   59.4
    GMC Total         38,902    28,207   32.6        38,902      28,207   32.6
-------------------------------------------------------------------------------
HUMMER H1                 30        47  -38.6            30          47  -38.6
HUMMER H2              1,897     2,810  -35.1         1,897       2,810  -35.1
    HUMMER Total       1,927     2,857  -35.1         1,927       2,857  -35.1
-------------------------------------------------------------------------------
Bravada                  266       716  -64.3           266         716  -64.3
Silhouette               364       964  -63.7           364         964  -63.7
    Oldsmobile Total     630     1,680  -63.9           630       1,680  -63.9
-------------------------------------------------------------------------------
Other-Isuzu F Series      67       102  -36.8            67         102  -36.8
Other-Isuzu N Series     791       654   16.3           791         654   16.3
    Other-Isuzu Total    858       756    9.1           858         756    9.1
-------------------------------------------------------------------------------
Aztek                  1,688     1,930  -15.9         1,688       1,930  -15.9
Montana                1,200     1,809  -36.2         1,200       1,809  -36.2
    Pontiac Total      2,888     3,739  -25.7         2,888       3,739  -25.7
-------------------------------------------------------------------------------
VUE                    5,589     4,090   31.4         5,589       4,090   31.4
    Saturn Total       5,589     4,090   31.4         5,589       4,090   31.4
-------------------------------------------------------------------------------
    GM Total         174,597   148,611   13.0       174,597     148,611   13.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   173,564   147,747   13.0       173,564     147,747   13.0
-------------------------------------------------------------------------------
GM Import              1,033       864   15.0         1,033         864   15.0
-------------------------------------------------------------------------------
    GM Total         174,597   148,611   13.0       174,597     148,611   13.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   171,939   146,562   12.8       171,939     146,562   12.8
-------------------------------------------------------------------------------
GM Import                  0         0  ***.*             0           0  ***.*
-------------------------------------------------------------------------------
    GM Total         171,939   146,562   12.8       171,939     146,562   12.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2004
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                January                January - January
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D)  26       25                    26          25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,182     5,973   -0.5         6,182       5,973   -0.5
Cadillac Total         5,234     2,837   77.4         5,234       2,837   77.4
Chevrolet Total      112,309    98,380    9.8       112,309      98,380    9.8
GMC Total             38,676    28,042   32.6        38,676      28,042   32.6
HUMMER Total           1,927     2,857  -35.1         1,927       2,857  -35.1
Oldsmobile Total         630     1,680  -63.9           630       1,680  -63.9
Other-Isuzu Total        129       149  -16.8           129         149  -16.8
Pontiac Total          2,888     3,739  -25.7         2,888       3,739  -25.7
Saturn Total           5,589     4,090   31.4         5,589       4,090   31.4
    GM North America
      Total*         173,564   147,747   13.0       173,564     147,747   13.0
-------------------------------------------------------------------------------
Chevrolet Total           78        92  -18.5            78          92  -18.5
GMC Total                226       165   31.7           226         165   31.7
Other-Isuzu Total        729       607   15.5           729         607   15.5
    GM Import Total    1,033       864   15.0         1,033         864   15.0
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,182     5,973   -0.5         6,182       5,973   -0.5
Cadillac Total         5,234     2,837   77.4         5,234       2,837   77.4
Chevrolet Total      111,659    97,804    9.8       111,659      97,804    9.8
GMC Total             37,830    27,582   31.9        37,830      27,582   31.9
HUMMER Total           1,927     2,857  -35.1         1,927       2,857  -35.1
Oldsmobile Total         630     1,680  -63.9           630       1,680  -63.9
Pontiac Total          2,888     3,739  -25.7         2,888       3,739  -25.7
Saturn Total           5,589     4,090   31.4         5,589       4,090   31.4
    GM North America
      Total*         171,939   146,562   12.8       171,939     146,562   12.8
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,182     5,973   -0.5         6,182       5,973   -0.5
Cadillac Total         5,234     2,837   77.4         5,234       2,837   77.4
Chevrolet Total      111,659    97,804    9.8       111,659      97,804    9.8
GMC Total             37,830    27,582   31.9        37,830      27,582   31.9
HUMMER Total           1,927     2,857  -35.1         1,927       2,857  -35.1
Oldsmobile Total         630     1,680  -63.9           630       1,680  -63.9
Pontiac Total          2,888     3,739  -25.7         2,888       3,739  -25.7
Saturn Total           5,589     4,090   31.4         5,589       4,090   31.4
    GM Total         171,939   146,562   12.8       171,939     146,562   12.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 01/05/04

                         GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q1 #       533    817    1,350     468   157    116     2,091   19     25
O/(U) prior
forecast:@        0      0        0      (2)  (12)    (6)      (20)   0      0
------------    -------------------   ----- ------   ----  --------- ---  -----

                         GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
   2000
1st Qtr.        746    775    1,521     572   118     40     2,251   24     13
2nd Qtr.        787    781    1,568     534   140     45     2,287   19     17
3rd Qtr.        689    630    1,319     374   151     53     1,897   16     18
4th Qtr.        670    694    1,364     513   135     47     2,059   18     17
              -----  -----    -----   -----  ----    ---    ------  ---    --
    CY        2,892  2,880    5,772   1,993   544    185     8,494   77     65

   2001
1st Qtr.        581    633    1,214     538   138     51     1,941   13     14
2nd Qtr.        638    726    1,364     491   165     64     2,084   13     16
3rd Qtr.        573    665    1,238     373   146     74     1,832   11     15
4th Qtr.        573    721    1,294     441   127     67     1,929    9     16
              -----  -----    -----   -----  ----    ---    ------   --     --
    CY        2,365  2,745    5,110   1,842   575    256     7,786   46     61

   2002
1st Qtr.        600    753    1,353     456   131     65     2,005   12     11
2nd Qtr.        688    865    1,553     453   141     74     2,221   15     17
3rd Qtr.        567    740    1,307     408   132     87     1,934   19     20
4th Qtr.        602    824    1,426     453   157     81     2,117   19     25
              -----  -----    -----   -----  ----    ---    ------  ---     --
    CY        2,457  3,182    5,639   1,770   561    307     8,277   65     73

   2003
1st Qtr.        591    860    1,451     491   127     77     2,146   19     24
2nd Qtr.        544    837    1,381     488   128     90     2,087   19     24
3rd Qtr.        492    752    1,244     393   135    120     1,892   21     16
4th Qtr.        558    825    1,383     446   157    133     2,119   16     19
              -----  -----    -----   -----  ----   ----    ------  ---     --
    CY        2,185  3,274    5,459   1,818   547    420     8,244   75     83

   2004
1st Qtr. #      533    817    1,350     468   157    116     2,091   19     25
-------------------------------------------------------------------------------

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  February 3, 2004              By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)